Exhibit 10.13

CONFIRMATION OF LEASE TERMS

This CONFIRMATION OF LEASE TERMS (“Confirmation”) is made and entered into effective as of March 1, 2018, by and between AP3-SF1 4000 SHORELINE, LLC, a Delaware limited liability company (“Landlord”) and KEZAR LIFE SCIENCES, INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A.Landlord and Tenant entered into that certain Lease dated as of August 16, 2017 (the “Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, in that certain building located at 4000 Shoreline Court, South San Francisco, California 94080.

B.Except as otherwise set forth herein, all capitalized terms used in this Confirmation shall have the same meaning as such terms have in the Lease.

C.Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Confirmation of Dates. The parties hereby confirm that (a) the Premises are Ready for Occupancy, and (b) the term of the Lease commenced as of February 27, 2018 for a term of eighty-four (84) months ending on February 28, 2025 (unless sooner terminated as provided in the Lease. Tenant shall commence to pay rent on February 27, 2018 (“Rent Commencement Date”).

2.No Further Modification. Except as set forth in this Confirmation, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

IN WITNESS WHEREOF, THIS Confirmation has been executed as of the day and year first above written.

“Landlord”:

AP3-SF1 4000 SHORELINE, LLC,

a Delaware limited liability company

By:	/s/ W. Neil Fox, III

Name: W. Neil Fox, III

Its:Chief Executive Officer

“Tenant”:

KEZAR LIFE SCIENCES, INC.,

a Delaware CORPORATION

By:	/s/ John Fowler

Name:John Fowler

Its: CEO

By:	/s/ Michael Wolfe

Name:Michael Wolfe

Its: Director of Finance & Operations